UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		Expected completion 4/8/16	
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor | Date

Signature of Joint Debtor | Date

Signature of Authorized Individual* | 4/4/2016 Date

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

(in $000s)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	3,905	3,905	3,905
RECEIPTS			
CASH SALES	5,449	5,449	5,449
ACCOUNTS RECEIVABLE	15,763	15,763	15,763
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	0
OTHER (ATTACH LIST)	114	114	114
TRANSFERS (FROM DIP ACCTS)	0	0	0
		0	0
TOTAL RECEIPTS	21,326	21,326	21,326
DISBURSEMENTS			
NET PAYROLL	2,673	2,673	2,673
PAYROLL TAXES	690	690	690
SALES, USE, & OTHER TAXES	1,486	1,486	1,486
INVENTORY PURCHASES	10,927	10,927	10,927
SECURED/ RENTAL/ LEASES	1	1	1
INSURANCE	507	507	507
ADMINISTRATIVE	439	439	439
SELLING	365	365	365
OTHER (ATTACH LIST)	1,321	1,321	1,321
NET LOAN PAYDOWN	2,579	2,579	2,579
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	0
PROFESSIONAL FEES [2]	1,290	1,290	1,290
U.S. TRUSTEE QUARTERLY FEES	0	0	0
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	22,278	22,278	22,278
NET CASH FLOW	(952)	(952)	(952)
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	2,953	2,953	2,953

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$22,278
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$22,278

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

OTHER DISBURSEMENTS	AMOUNT
Common Carrier	1,148
Liquidator Charges	172
Total Other Disbursements	1,321
OTHER CASH RECEIPTS	
Affinion (Promotional Income)	114
Total Other Cash Receipts	114

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016	700	0	700	0
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016	295	0	295	0
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016	295	0	295	0

Note: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATEMENT OF OPERATIONS

(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	**$21,724**	**$21,724**
Less: Returns and Allowances	0	0
Net Revenue	**$21,724**	**$21,724**
COST OF GOODS SOLD		
Beginning Inventory	95,238	95,238
Add: Purchases	10,096	10,096
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(93,950)	(93,950)
Cost of Goods Sold	11,384	11,384
Gross Profit	10,340	10,340
OPERATING EXPENSES		
Advertising	392	392
Auto and Truck Expense	6	6
Bad Debts	(3)	(3)
Contributions	0	0
Employee Benefits Programs	268	268
Insider Compensation*	214	214
Insurance	335	335
Management Fees/Bonuses	0	0
Office Expense	55	55
Pension & Profit-Sharing Plans	137	137
Repairs and Maintenance	158	158
Rent and Lease Expense	1,992	1,992
Salaries/Commissions/Fees	3,085	3,085
Supplies	153	153
Taxes - Payroll	290	290
Taxes - Real Estate	367	367
Taxes - Other	33	33
Travel and Entertainment	57	57
Utilities	693	693
Other (attach schedule)	748	748
Total Operating Expenses Before Depreciation	**8,979**	**8,979**
Depreciation/Depletion/Amortization	292	292
Net Profit (Loss) Before Other Income & Expenses	**1,069**	**1,069**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(79)	(79)
Interest Expense	3,855	3,855
Other Expense (attach schedule)	(41)	(41)
Net Profit (Loss) Before Reorganization Items	**(2,666)**	**(2,666)**
REORGANIZATION ITEMS		
Professional Fees [(1)]	1,290	1,290
U. S. Trustee Quarterly Fees	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(0)
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses (attach schedule)	0	0
Total Reorganization Expenses	**1,290**	**1,290**
Income Taxes	0	0
Net Profit (Loss)	**($3,956)**	**($3,956)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$339	$339
Outside Services	$182	$182
Outside D/C Labor	$90	$90
Outside Service - Inventory	$40	$40
Miscellaneous Operating Expense	$67	$67
GIFT CARD FEES	$11	$11
Outside Services - Remodel	$10	$10
Over/Short	$8	$8
Recruiting Fees and Expenses	$1	$1
Employee Relations and Training	$1	$1
Total Other Operational Expenses	$748	$748

Other Income		
Commission Income	($82)	($82)
Non - Operating Income	$4	$4
Total Other Income	($79)	($79)

Other Expenses		
Commission Expense	$10	$10
Non - Operating Expense	$4	$4
Gain or Loss on FA Disposition	$3	$3
Stockholder Service	$0	$0
Transfer Agent Expense	$0	$0
Directors Fees [1]	($58)	($58)
Total Other Expenses	($41)	($41)

Other Reorganization Expenses

	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF RRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	2,953	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	2,782	898
Notes Receivable	0	0
Inventories	93,950	95,238
Prepaid Expenses	6,255	2,235
Professional Retainers [1]	1,231	1,231
Other Current Assets (attach schedule)	1,496	1,523
TOTAL CURRENT ASSETS	$108,667	$105,031
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	54,985	54,986
Leasehold Improvements	8,143	8,145
Vehicles	642	642
Less Accumulated Depreciation	(60,703)	(60,393)
TOTAL PROPERTY & EQUIPMENT	$30,431	$30,744
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	5,700	5,671
TOTAL OTHER ASSETS	$5,700	$5,671
TOTAL ASSETS	$144,798	$141,446

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MON	BOOK VALUE AT ENI CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	1,845	0
Taxes Payable (refer to FORM MOR-4)	1,820	0
Wages Payable	699	0
Accrued Expenses (attach schedule)	5,227	0
Notes Payable	0	0
Rent / Leases - Building/Equipment	2,181	0
Secured Debt - WF/GA/DBT	20,053	0
Professional Fees	0	0
Amounts Due to Insiders*	0	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	$31,826	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	37,034	55,125
Secured Debt - 2nd Lien (Term)	18,290	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	4,039	6,875
Other Prepetition Liabilities (attach schedule)	59,672	63,397
Unsecured Debt	25,083	25,836
TOTAL PRE-PETITION LIABILITIES	$152,323	$176,937
TOTAL LIABILITIES	$184,148	$176,937
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	0	0
Owner's Equity Account	0	0
Retained Earnings - Pre-Petition	(129,243)	(129,339)
Retained Earnings - Postpetition	(3,956)	0
Adjustments to Owner Equity (attach schedule)	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0
NET OWNER EQUITY	($39,351)	($35,491)
TOTAL LIABILITIES AND OWNERS' EQUITY	$144,798	$141,446

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	4	2
	A/R - Miscellaneous	202	202
	Insurance Claims Receivable	632	735
	Employee Signing Bonus A/R	24	26
	A/R Volume Discounts	14	14
	A/R - Affinion Group	616	539
	Due from Pension Fund	4	4
Total Current Other Assets		1,496	1,523
Other Assets			
	Utility Deposits	284	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	7	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	2,046	2,077
Total Other Assets		5,700	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Mdse Liability Reserves / Adjustments	0	3,412
	Pension Liabilities	41,631	41,600
	Post Retirement Benefits	3,066	3,062
	Workers Comp Reserves	2,569	2,655
	Accrued Rent Liability - ST	1,614	1,630
	Accrued Real Estate Taxes - LL	1,974	1,974
	Accrued Franchise Taxes	57	57
	Capital Lease Obligation	2,197	2,209
	Stepped Rent	1,975	1,975
	Unapplied Rent Credit	1,598	1,618
	L/T Deferred Comp	1,059	1,070
	Accrued G/L Liability - ST	723	723
	Other Accrued Liabilities	1,208	1,412
Total Other Prepetition Liabilities		59,672	63,397

Accrued Expenses - Detail

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

BALANCE SHEET - continuation sheet

(in $000s)

	A/P In Transit Merchandise	2,111	0
	Holding-A/P Warehouse	1,421	0
	Accrued Int NP	577	0
	Accounts Payable Other	330	0
	Employee Medical Ins.- HRA	265	0
	AP Utilities	193	0
	Employee Medical Accrual-Blue Cross	134	0
	Workers Comp. Reserve	103	0
	Gift Card Liability	66	0
	Other	26	0
Total Accrued Expenses - Detail		5,227	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding	0	237	86	2/4, 2/5, 2/11, 2/18, 2/25	EFT	151
FICA-Employee	0	241	140	2/4, 2/5, 2/11, 2/18, 2/25	EFT	100
FICA-Employer	0	241	140	2/4, 2/5, 2/11, 2/18, 2/25	EFT	100
Unemployment	0	42	42	2/4, 2/5, 2/11, 2/18, 2/25	EFT	0
Income	0					0
Other:________	0					0
Total Federal Taxes	**0**	**761**	**409**			**352**
State and Local						
Withholding	0	79	42	2/4, 2/5, 2/11, 2/18, 2/25	EFT	37
Sales	0	1,597	478	2/16-2/19,2/22-2/26,2/29,3/4	EFT	1,119
Excise	0	0				0
Unemployment	0	1	1	2/4, 2/5, 2/11, 2/18, 2/25	EFT	0
Real Property	0	256	0			256
Personal Property	0	57	0	2/29, 2/10, 2/28,2/15,2/16,2/25	EFT	57
Other:________	0	0				0
Total State and Local	**0**	**1,989**	**520**			**1,469**
Total Taxes	**0**	**2,750**	**930**			**1,820**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	Number of Days Past Due 0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	1,845				1,845
Wages Payable		699				699
Taxes Payable		1,820				1,820
Rent/Leases-Building		2,181				2,181
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:________						0
Other:________						0
Total Postpetition Debts	**0**	**6,545**	**0**	**0**	**0**	**6,545**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	898
+ Amounts billed during the period	17,646
- Amounts collected during the period	(15,763)
Total Accounts Receivable at the end of the reporting period	**2,782**
Accounts Receivable Aging	**Amount**
0 - 30 days old	2,782
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**2,782**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**2,782**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 1: A group of stores conducting GOB sales, pursuant to Bankruptcy Court approval.